Other assets	12 Months Ended
Dec. 31, 2020
Other Assets [Abstract]
Other Assets	Other assets
Other current and non-current assets consist of the following:

Year ended December 31 (€, in millions)	2019	2020
Advance payments to Carl Zeiss SMT GmbH	215.2	265.8
Prepaid expenses	372.5	278.7
Derivative financial instruments [1]	34.5	39.0
VAT receivable	89.5	125.6
Other assets	131.1	92.6
Other current assets	842.8	801.7

Advance payments to Carl Zeiss SMT GmbH	585.3	668.0
Prepaid expenses	—	55.2
Derivative financial instruments [1]	103.0	123.8
Compensation plan assets	55.1	67.0
Non-current accounts receivable	67.8	22.6
Other assets	19.2	14.9
Other non-current assets	830.4	951.5
1.For further details on derivative financial instruments see Note 25 Financial risk management.
ASML makes non-interest bearing advance payments to support our equity method investment Carl Zeiss SMT GmbH’s work-in-process. These payments are made to secure optical column deliveries and these advance payments are settled through future lens or optical column deliveries. The increase in this balance is due to the support provided under the High-NA agreement.
Prepaid expenses mainly include prepaid income taxes to intercompany profit on inventory that has not been realized by the ASML group of €162.9 million (2019: €159.2 million) and the contract balance related to the joint development program with imec of €53.8 million as of December 31, 2020 (2019: €88.8 million). At the end of 2018 we started the new joint development program with imec under which we mainly deliver systems and services upfront and receive R&D services throughout the contract period up until 2024.